SECURITIES AND EXCHANGE COMMISSION
                             Washington, D..C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date Of Report (Date Of Earliest Event Reported) May 18, 2001

                                  Nestor, Inc.
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             (Exact Name Of Registrant As Specified In Its Charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)



                0-12965                             13-3163744
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        (Commission File Number)       (I.R.S. Employer Identification No.)



               One Richmond Square, Providence, Rhode Island 02906
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (401) 331-9640


                                       N/A
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         (Former name or former address, if changed since last report.)




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Item 5.   Other Events.

          Nestor, Inc., a Delaware corporation (the "Company") has entered into a license agreement ("License Agreement"), dated as of May 18, 2001 with Retail Decisions, Inc. ("ReD") in which the Company granted to ReD: (i) an exclusive (other than ACI Workdwide, Inc.), perpetual, fully-paid, world-wide license to exploit the current versions and any improvements and modifications (existing on May 18, 2001) of those products marketed by the Company know as eCLIPSE CRM, PRISM, PRISM Credit, PRISM Debit, PRISM Merchant, PRISM Money Laundering, PRISM Analysis Review Systems, PRISM Modelers Workbench, and PRISM Private Label (collectively, the "Nestor Technology") solely for use in the "exclusive field of use," as defined herein; and (ii) a non-exclusive, perpetual, fully-paid, world-wide license to exploit the Nestor Technology solely for use in the "non-exclusive field of use," as defined herein. The exclusive field of use means a use in connection with fraud detection or risk management, but in each case only in connection with electronic payments, financial transaction systems, card systems, retail, banking, financial services, telecommunications, wireless communications, insurance, e-commerce, mobile commerce, television commerce and the card-not-present applications or businesses, and any successor to any of the foregoing. The non-exclusive field of use means a use in connection with customer relationship management, but only in connection with electronic payments, financial transaction systems, card systems, retail, banking, financial services, telecommunications, wireless communications, insurance, e-commerce, mobile commerce, television commerce and the card-not-present applications or businesses, and any successor to any of the foregoing.

          Additionally, the Company transferred to ReD certain assets that were supportive of the technology licensed thereunder. The assets transferred to ReD by the Company include all of the right, title and interest of the Company in certain equipment, license agreements and trademark rights, including "PRISM." To support its newly acquired license, ReD has hired 13 of the Company's employees, including Sushmito Ghosh, formerly the President of the Nestor Commerce Division.

          ReD has paid $1,800,000 to the Company under the License Agreement, but the Company has agreed, for certain services, to pay to ReD: (i) $500,000 on or before June 30, 2001; (ii) $250,000 on or before September 30, 2001; and
(iii) $218,000 on or before December 31, 2001.The License Agreement and the Company's press release issued to announce the License Agreement are filed as exhibits to this Current Report on Form 8-K. The description of the License Agreement herein is not intended to be complete and is qualified in its entirety by the complete text of the License Agreement.

Item 7.   Exhibits.

          10.39 License Agreement dated as of May 18, 2001 between Retail Decisions, Inc. as Licensee and Nestor, Inc. as Licensor.

          99.1      Press release of the Company dated May 18, 2001.



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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:    May 31, 2001                     NESTOR, INC.



                                          By: /s/ David Fox
                                              President and
                                              Chief Executive Officer


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